UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

WellCare Health Plans, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 22, 2013 (the “Annual Meeting”) at the Company’s corporate headquarters in Tampa, Florida. 40,008,393 shares of the Company’s common stock, or 92% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated ten individuals to serve as directors for a one-year term to expire at the Company’s 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carol J. Burt	37,741,862	263,038	44,267	1,959,226
Roel C. Campos	37,238,180	766,820	44,167	1,959,226
Alec Cunningham	37,744,986	261,095	43,086	1,959,226
David J. Gallitano	37,548,041	456,859	44,267	1,959,226
D. Robert Graham	36,928,212	1,076,672	44,283	1,959,226
Kevin F. Hickey	37,446,491	559,574	43,102	1,959,226
Christian P. Michalik	37,445,707	560,158	43,302	1,959,226
Glenn D. Steele Jr., M.D.	37,741,922	263,182	44,063	1,959,226
William L. Trubeck	37,743,798	261,306	44,063	1,959,226
Paul E. Weaver	37,745,073	261,008	43,086	1,959,226

Proposal Two: Approval of 2013 Incentive Compensation Plan

The Company’s stockholders approved the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,953,530	4,052,367	43,270	1,959,226

Proposal Three: Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 by the following vote:

Votes For	Votes Against	Abstentions
39,694,457	254,923	59,013

Proposal Four: Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2013 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,545,278	457,719	46,170	1,959,226

Item 8.01    Other Events.

On May 22, 2013, the Board elected David J. Gallitano to serve as chairman of the Board. Mr. Gallitano succeeds Charles G. Berg, the Board’s previous chairman, who opted not to stand for re-election at the Annual Meeting. In connection with the election of Mr. Gallitano as an independent chairman, the Board vacated the position of lead independent director.

A copy of the press release announcing the election of the new chairman is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 22, 2013